SELECT*ANNUITY I

AN INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company
and its
MFS ReliaStar Variable Account

Supplement Dated September 20, 2007, to the Prospectus Dated April 30, 1996

This supplement updates and amends certain information contained in your prospectus dated April 30, 1996.
Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

IMPORTANT INFORMATION REGARDING AN UPCOMING
CHANGE TO THE COMPANY’S EXCESSIVE TRADING POLICY

Effective October 16, 2007, the Company’s Excessive Trading Policy will change and the “Limits on Frequent or Disruptive Transfers” section added by supplement dated February 2, 2007, to the “Transfers Between Sub-Accounts” section of your Contract prospectus will be replaced with the following:

Limits on Frequent or Disruptive Transfers

     The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a Fund and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract owners.

     This in turn can have an adverse effect on Fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the Contract.

     Excessive Trading Policy. The Company and the other members of the ING family of companies that provide multi-Fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through the Company’s products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Company actively monitors Fund transfer and reallocation activity within the Company’s variable insurance products to identify violations of the Company’s Excessive Trading Policy. The Company’s Excessive Trading Policy is violated if Fund transfer and reallocation activity:

  Meets or exceeds the Company’s current definition of Excessive Trading, as defined below; or
  Is determined, in the Company’s sole discretion, to be disruptive or not in the best interests of other owners of the Company’s variable insurance and retirement products.
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The Company currently defines Excessive Trading as:

  More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round- trip”). This means two or more round-trips involving the same Fund within a 60 calendar day period would meet the Company’s definition of Excessive Trading; or
  Six round-trips involving the same Fund within a rolling twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-Fund transfers (for example, new purchase payments and withdrawals and loans);
  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and
  Transactions initiated by the Company, another member of the ING family of companies or a Fund.

     If the Company determines that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, the Company will send them a letter (once per year) warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center or other electronic trading medium that the Company may make available from time to time (“Electronic Trading Privileges”). Likewise, if the Company determines that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, the Company will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

     If the Company determines that an individual or entity has violated the Company’s Excessive Trading Policy, the Company will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all Fund transfers or reallocations, not just those that involve the Fund whose shares were involved in the activity that violated the Company’s Excessive Trading Policy, will then have to be initiated by providing written instructions to the Company via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated the Company’s Excessive Trading Policy.

     Following the six month suspension period during which no additional violations of the Company’s Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. The Company will continue to monitor the Fund transfer and reallocation activity, and any future violations of the Company’s Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of the Company’s Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

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     The Company reserves the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if the Company determines, in its sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of the Company’s variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

     The Company’s failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under the Company’s Excessive Trading Policy will not prevent the Company from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in the Company’s Excessive Trading Policy.

     The Company does not allow exceptions to its Excessive Trading Policy. The Company reserves the right to modify its Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract owners and Fund investors and/or state or federal regulatory requirements. If the Company modifies its policy, it will be applied uniformly to all Contract owners or, as applicable, to all Contract owners investing in the underlying Fund.

     Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

     Limits Imposed by the Funds. Each underlying Fund available through the variable insurance and retirement products offered by the Company and/or the other members of the ING family of companies, either by prospectus or stated Contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund. The Company reserves the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Sub-Account if the corresponding Fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions the Company receives from the Fund.

     Agreements to Share Information with Fund Companiess. As required by Rule 22c-2 under the 1940 Act, the Company has entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract. Contract owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and the Company’s implementation of its Excessive Trading Policy. Under these agreements, the company is required to share information regarding Contract owner transactions, including but not limited to information regarding Fund transfers initiated by you. In addition to information about Contract owner transactions, this information may include personal Contract owner information, including names and social security numbers or other tax identification numbers.

     As a result of this information sharing, a Fund company may direct the Company to restrict a Contract owner’s transactions if the Fund determines that the Contract owner has violated the Fund’s excessive/frequent trading policy. This could include the Fund directing the Company to reject any allocations of premium or Contract Value to the Fund or all Funds within the Fund family.

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IMPORTANT INFORMATION ABOUT THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

     Effective July 30, 2007, the National Association of Securities Dealers, Inc. was consolidated into the Financial Industry Regulatory Authority. Accordingly, all references in your prospectus to the National Association of Securities Dealers, Inc. are deleted and replaced with the Financial Industry Regulatory Authority.

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